                                                                    EXHIBIT 99.1

To:   Alvin Curry, CEO
Fr:   H. Steve Johnson
Re:   Resignation from MAXXIS BOARD OF DIRECTORS
Date: July 15, 2003

Because of personal and business obligations I will no longer be able to fulfill my responsibilities as a MAXXIS BOARD MEMBER.

Effective immediately I am resigning from the MAXXIS BOARD OF DIRECTORS! I wish you luck and will continue to support the Company and its ideals.


                                             God Bless

                                             Henry Steve Johnson